SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 14, 2003

                                    Dice Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Delaware                           0-25107               13-3899472
----------------------------      ------------------------   ----------------
(State or other Jurisdiction      (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                     Identification Number)


                     3 Park Avenue, New York, New York 10016
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               (Address of principal executive offices) (zip code)


                                 (212) 725-6550
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 3. Bankruptcy or Receivership


On February 14, 2003, Dice Inc. (the "Company") filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (Case No. 03-10877). The Company remains in possession of its assets and properties and continues to operate its businesses and manage its property as a debtor-in-possession pursuant to Section 1107(a) and 1108 of the Bankruptcy Code.

On February 14, 2003, the Company issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits.

         (c) Exhibits

Exhibit
Number            Description
------            -----------

99.1              Press Release dated February 14, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DICE INC.



                                   By: /s/ Brian P. Campbell
                                      -------------------------------------
                                      Name:   Brian P. Campbell
                                      Title:  Vice President and General
                                                 Counsel



Dated:  February 14, 2003